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                                                                   EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the use in this Registration Statement on Form S-1 of BUY.COM INC. of our report dated August 17, 1998, except as to Note 8 which is as of December 3, 1998, relating to the financial statements of SpeedServe Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


Nashville, Tennessee
February 7, 2000